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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 27, 2000



                       APPLIED ANALYTICAL INDUSTRIES, INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                      0-21185                  04-2687849
----------------------------    ------------------------      ----------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
                        --------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 254-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)

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Item 5.  Other Events.

         On September 27, 2000, Applied Analytical Industries, Inc. (the "Company") issued a press release (the "Release") concerning the status of a development project and related contract negotiations, and the potential effect the contract could have on the Company's third quarter revenues and earnings. The Release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

                  (a)      Exhibits

                  Exhibit 99.1  --  Press release dated September 27, 2000

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2000

                                            APPLIED ANALYTICAL INDUSTRIES, INC.


                                            By: /s/ William L. Ginna, Jr.
                                               ---------------------------------
                                                William L. Ginna, Jr.
                                                Executive Vice President and
                                                Chief Financial Officer



                                  EXHIBIT INDEX


         Exhibit No.           Exhibit
         -----------           --------
         Exhibit 99.1  --      Press release dated September 27, 2000

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